UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 24, 2005

HYDRIL COMPANY

(Exact name of registrant as specified in its charter)

Delaware	000-31579	95-2777268
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3300 Sam Houston Parkway East

Houston, Texas 77032-3411

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (281) 449-2000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Between June 24 and July 28, 2005 Hydril Company (“Hydril”) entered into agreements with each of its executive officers to renew each executive officer’s change of control agreement through December 31, 2005. The form of change of control agreement, the original terms of which provided for a December 31, 2004 expiration, was filed as Exhibit 10.9 to Hydril’s Annual Report on Form 10-K for the year ended December 31, 2001. All of the agreements were previously renewed through June 30, 2005 and the form of such renewal was filed as Exhibit 10.1 to Hydril’s Current Report on Form 8-K dated February 18, 2005. The form of the most recent renewal agreement is filed herewith as Exhibit 10.1 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description
10.1	Form of Change in Control Renewal Agreement for Executive Officers (through December 31, 2005)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HYDRIL COMPANY

Date: August 1, 2005	By:	/s/ Chris D. North
	Name:	Chris D. North
	Title:	Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Form of Change in Control Renewal Agreement for Executive Officers (through December 31, 2005)

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